EXHIBIT 99

[UBS INVESTMENT BANK LOGO]

                                $[3,794,561,000]
                                  (Approximate)

             Wells Fargo Mortgage Backed Securities 2005-AR16 Trust
                                    (Issuer)

                    Wells Fargo Asset Securities Corporation
                                    (Seller)

              Mortgage Pass-Through Certificates, Series 2005-AR16

                         Initial
                       Certificate         Initial                                                               Expected Initial
 Publicly Offered       Principal        Pass-Through                                              Payment      Rating of Offered
   Certificates      Balance (1)(2)          Rate              Principal Types         WAL (3)    Window (3)     Certificates (4)
   ------------     ----------------         ----              ---------------         -------    ----------     ----------------
      1-A-1         $  [529,413,000]     [4.986]%(5)     Super Senior, Pass-Through     1.76     10/05 - 07/08       AAA/Aaa

      1-A-2         $  [58,824,000]      [4.984]%(6)           Senior Support,          1.76     10/05 - 07/08       AAA/Aaa
                                                                Pass-Through
      2-A-1         $  [326,489,000]     [4.980]%(7)        Senior, Pass-Through        2.05     10/05 - 12/08       AAA/Aaa

      3-A-1         $[1,072,039,000]     [4.989]%(8)        Senior, Pass-Through        2.36     10/05 - 03/10       AAA/Aaa

      4-A-1         $  [903,898,000]     [4.994]%(9)        Senior, Pass-Through        2.58     10/05 - 10/10       AAA/Aaa

      4-A-2         $  [560,408,000]     [4.994]%(10)        Senior, Sequential         1.40     10/05 - 12/08       AAA/Aaa

      4-A-3         $  [308,881,000]     [4.994]%(11)        Senior, Sequential         4.44     12/08 - 08/10       AAA/Aaa

      4-A-4         $  [34,609,000]      [4.994]%(12)        Senior, Sequential         5.03     08/10 - 10/10       AAA/Aaa

       B-1                $ [ ]          [4.990]%(13)            Subordinate             [ ]       [ ]               [AA/Aa2]
       B-2                $ [ ]          [4.990]%(13)            Subordinate             [ ]       [ ]                [A/A2]
       B-3                $ [ ]          [4.990]%(13)            Subordinate             [ ]       [ ]              [BBB/Baa2]
   Non-Offered
   Certificates
   ------------
       B-4                $ [ ]          [4.990]%(13)            Subordinate             [ ]       [ ]               [BB/Ba2]
       B-5                $ [ ]          [4.990]%(13)            Subordinate             [ ]       [ ]                [B/B2]
       B-6                $ [ ]          [4.990]%(13)            Subordinate             [ ]       [ ]                  NR


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The information herein has been provided solely by UBS Securities LLC. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the prospectus supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/-5%.

(3) The WAL and the Payment Window indicated assume mortgage loans run at 25CPB.

(4) Ratings on the senior certificates are expected from two of the following three rating agencies: Fitch, Moody's and S&P. Ratings on the subordinate certificates are expected from one of the three above rating agencies.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Securities LLC ("UBS"). The analysis in this report is based on information provided solely by Wells Fargo Asset Securities Corporation. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This information is furnished to you solely by UBS and not by the Issuer of the securities or any of its affiliates. UBS is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

(5) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class 1-A-2 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(8) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(9) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(10) The pass-through rate for the Class 4-A-2 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(11) The pass-through rate for the Class 4-A-3 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(12) The pass-through rate for the Class 4-A-4 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(13) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the weighted average of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).


SUMMARY

Relevant Parties

     Issuer................................... Wells Fargo Mortgage Backed
                                               Securities 2005-AR16 Trust.

     Seller................................... Wells Fargo Asset Securities
                                               Corporation.

     Master Servicer.......................... Wells Fargo Bank, N.A.

     Servicers................................ Initially, Wells Fargo Bank, N.A.
                                               Any other servicer will be
                                               approved by the Master Servicer.

     Trustee.................................. Wachovia Bank, National
                                               Association.

     Custodian................................ Wells Fargo Bank, N.A.

Relevant Dates

     Cut-Off Date............................. September 1, 2005.

     Closing Date............................. On or about September 20, 2005.

     Investor Settle Date..................... On or about September 21, 2005.

     Distribution Date........................ The 25th day of each month or, if that day is not a business day,
                                               the next business day, beginning
                                               in October 2005.

     Interest Accrual Period.................. The interest accrual period with respect to all Certificates will
                                               be the calendar month prior to
                                               such Distribution Date (on a
                                               30/360 basis).

     Optional Termination..................... The Seller may, at its option, purchase all but not less than
                                               all of the mortgage loans in the
                                               trust on any Distribution Date on
                                               or after the first date on which
                                               the current aggregate scheduled
                                               principal balance, as of that
                                               date of determination, is less
                                               than 10% of the aggregate
                                               scheduled principal balance of
                                               the mortgage loans as of the
                                               Cut-Off Date.

     Credit Enhancement....................... Credit enhancements may reduce the harm caused to holders of
                                               certificates by shortfalls in
                                               payments collected on the loans.
                                               Credit enhancements can reduce
                                               the effect of shortfalls on all
                                               classes of offered certificates,
                                               or they can allocate shortfalls
                                               so they affect some classes
                                               before others.

                                               Subordination. All senior
                                               certificates will receive
                                               distributions of interest and
                                               principal, as applicable, before
                                               the subordinate certificates are
                                               entitled to receive distributions
                                               of interest or principal. In
                                               addition, each class of
                                               subordinate certificates will
                                               receive distributions of interest
                                               and principal prior to any other
                                               class of subordinate certificates
                                               with a higher alphanumerical
                                               class designation.

                                               Allocation of Losses. The
                                               subordinate certificates, in
                                               reverse order of alphanumerical
                                               class designation, will absorb
                                               most losses on all mortgage
                                               loans, other than certain excess
                                               losses, prior to other classes of
                                               certificates. Thereafter, losses
                                               on the loans in the first loan
                                               group will be allocated first to
                                               the Class 1-A-2 certificates
                                               until reduced to zero and then to
                                               the Class 1-A-1 certificates,
                                               losses on the loans in the second
                                               loan group will be allocated to
                                               the Class 2-A-1 certificates,
                                               losses on the loans in the third
                                               loan group will be allocated to
                                               the Class 3-A-1 certificates, and
                                               losses on the loans in the fourth
                                               loan group will be allocated pro
                                               rata to the Class 4-A-1, 4-A-2,
                                               4-A-3 and 4-A-4 certificates.

Final Scheduled

Maturity Date................................. [October 25, 2035].

Collateral.................................... The Trust's main source of funds for making distributions on the
                                               certificates will be collections
                                               on four pools of adjustable-rate
                                               loans secured by first mortgages
                                               or deeds of trust on residential
                                               one- to four-family properties.

Tax Status.................................... Elections will be made to treat the assets of the trust as one or
                                               more separate real estate
                                               mortgage investment conduits or
                                               REMICs. The offered certificates
                                               will be treated as debt
                                               instruments of a REMIC for
                                               federal income tax purposes.

ERISA Considerations.......................... If you are a fiduciary of any retirement plan or other employee
                                               benefit arrangement subject to
                                               the Employee Retirement Income
                                               Security Act of 1974, as amended,
                                               or Section 4975 of the Internal
                                               Revenue Code of 1986, you should
                                               consult with counsel as to
                                               whether you can buy or hold an
                                               offered certificate. The residual
                                               certificates may not be purchased
                                               or transferred to such a plan.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Securities LLC ("UBS"). The analysis in this report is based on information provided solely by Wells Fargo Asset Securities Corporation. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This information is furnished to you solely by UBS and not by the Issuer of the securities or any of its affiliates. UBS is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.